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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    November 5, 2001
                                                     ----------------


                                  ABC Bancorp
                                  -----------
            (Exact name of registrant as specified in its charter)



      Georgia                      0-16181                  58-1456434
-------------------         -----------------------      -----------------
  (State or other           (Commission File Number)      (IRS Employer
   jurisdiction of                                         Identification
   incorporation)                                          Number)

 24 2nd Avenue, S.E., Moultrie, Georgia                       31768
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:    (912) 890-1111
                                                       --------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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     On November 5, 2001 ABC Bancorp (the "Registrant") and ABC Bancorp Capital
Trust I (the "Trust"), entered into an underwriting agreement (the "Underwriting Agreement") with Sterne, Agee & Leach, Inc. and Morgan Keegan & Company, Inc. for the sale of up to 3,450,000 9.00% Cumulative Trust Preferred Securities, liquidation amount $10.00 per security, of the Trust (the "Trust Preferred Securities"). The Trust Preferred Securities are the $34,500,000 of securities that were registered by the Registrant and the Trust pursuant to a Registration Statement on Form S-3 (File No. 333-69140) under Rule 415 under the Securities Act of 1933, as amended, which Registration Statement was declared effective on November 5, 2001.

     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as
Exhibit 1.1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibits.  The following exhibits are filed herewith by direct
         --------   transmission via "EDGAR."

         1.1 Underwriting Agreement dated November 5, 2001 by and among the Registrant, ABC Bancorp Capital Trust I, Sterne, Agee & Leach, Inc. and Morgan Keegan & Company, Inc.


                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           ABC BANCORP



                                       By:  /s/ Kenneth J. Hunnicutt
                                            ------------------------------------
                                            Kenneth J. Hunnicutt,
                                            Chairman and Chief Executive Officer


Dated:  November 5, 2001


                                       3
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                                 EXHIBIT INDEX
                                 -------------


     1.1 Underwriting Agreement dated November 5, 2001 by and among the Registrant, ABC Bancorp Capital Trust I, Sterne, Agee & Leach, Inc. and Morgan Keegan & Company, Inc.